Exhibit 10.2(b)
                                                                 ---------------


                               AMENDMENT NO. 1 TO
                          AMENDED AND RESTATED SERIES B
                          WIND PARK EASEMENT AGREEMENT


        This Amendment No. 1 to the Amended and Restated Series B Wind Park Easement Agreement (this "Amendment") is dated as of July 10, 2006 by
                                  ---------
        and between ZWHC,LLC ("ZWHC"), as successor in interest to Zond Construction Corporation III, and Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership (the "Partnership").
                                                     -----------

                                    RECITALS
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         A.     WHEREAS, ZWHC and the Partnership are parties to that certain
                Amended and Restated Series B Wind Park Easement Agreement dated as of March 24, 1986, as amended (the "Wind Park
                                                             ---------
                Easement"), pursuant to which ZWHC has granted to the
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                Partnership certain rights to install and operate wind
                turbines at locations on land owned by ZWHC in Kern County, California.


        B. WHEREAS, the term of the Wind Park Easement Agreement expires June 30, 2006 (the "Termination Date").
                                    ----------------

        C. WHEREAS, EWS and the Partnership desire to extend the Termination Date to September 30, 2006.

                                    AGREEMENT
                                    ---------

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, EWS and the Partnership agree as follows:

        1.      Amendment to Wind Park Easement Agreement. Section 3 of the Wind
                -----------------------------------------
                Park Easement Agreement is hereby amended by deleting such section and replacing it with the following new section:

                "3. TERM OF AGREEMENT
                    -----------------

                        Unless sooner terminated as set forth in Section 8.2.1
                or terminated by the delivery by either party to the other party of a written notice to terminate the Agreement that is delivered at least ten (10) calendar days prior to the proposed termination date, this Agreement shall terminate on September 30, 2006 (the "Scheduled Expiration Date"); provided,



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

                however, the term of this Agreement shall continue beyond the Scheduled Expiration Date solely for the purposes specified in
                Section 9 and 10 pertaining to removal, abandonment and sale (and not for any of the purposes specified in Section 2.1) until the first to occur of (i) the date of removal as provided in either Section 9 or Section 10; (ii) the date of the election of abandonment as provided in either Section 9 or 10; (iii) the date of sale as provided in Section 10; or (iv) the date occurring eleven (11) months from the Scheduled Expiration Date."

         2.     Governing Law. The terms and provisions of this Amendment shall
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                be governed by and construed in accordance with the laws of the
                State of California.

        3.      Counterparts. This Amendment may be executed in counterparts,
                ------------
                each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

        4.      Effective Date. This Amendment shall be effective as of June 30,
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                2006 and the Wind Park Easement Agreement shall be deemed
                amended by this Amendment as of such date.


         IN WITNESS WHEREOF, each of the parties to this Amendment has executed this Amendment on the date first set forth above.


ZWHC                                      Partnership
ZWHC, LLC,                                Zond Windsystem Partners, Ltd. Series
a California limited liability company    85-B, a California limited partnership

By:   Enron Wind Systems, LLC,            By:    Zond Windsystems Management
      its sole member                            IV LLC, its General Partner

By:   Enron Wind LLC                      By:    /s/ Jesse E. Neyman
      its sole member                            -------------------------------
                                          Name:  Jesse E. Neyman
                                                 -------------------------------
                                          Title: President & CEO
                                                 -------------------------------

By:    Enron Renewable Energy Corp.,
       its sole member

By:    /s/ Jesse E. Neyman
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Name:  Jesse E. Neyman
       ---------------------------------------
Title: President & CEO
       ---------------------------------------



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